Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Infinity Capital Group, Inc., (the "Company") on Form 10-QSB for the period ended September 30, 2005 (the "Report"), I, Gregory H. LaBorde, Chief Executive Officer and Principal Interim Financial Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory H. LaBorde
------------------------
Gregory H. LaBorde
Chief Executive Officer
And Principal Interim Financial Officer